Exhibit No. EX-99.23(g)(1)(b)


                            GLOBAL CUSTODY AGREEMENT
                                     BETWEEN
                             JPMORGAN CHASE BANK AND
                        GARTMORE VARIABLE INSURANCE TRUST

                         Amended as of January 12, 2006


FUND NAME
Gartmore GVIT Nationwide Fund (formerly Gartmore GVIT Total Return Fund)

Gartmore GVIT Growth Fund

Gartmore GVIT Government Bond Fund

Gartmore GVIT Money Market Fund

Gartmore GVIT Money Market Fund II

Gartmore GVIT Worldwide Leaders Fund

J.P. Morgan GVIT Balanced Fund

Van Kampen GVIT Comstock Value Fund

Van Kampen GVIT Multi Sector Bond Fund

Federated GVIT High Income Bond Fund

Gartmore GVIT Mid Cap Growth Fund

GVIT Mid Cap Index Fund (formerly Dreyfus GVIT Mid Cap Index Fund)

GVIT Small Cap Growth Fund

GVIT Small Company Fund

GVIT Small Cap Value Fund

Gartmore GVIT Global Technology and Communications Fund

Gartmore GVIT Global Health Sciences Fund

Gartmore GVIT Nationwide Leaders Fund

Gartmore GVIT Emerging Markets Fund

Gartmore GVIT International Growth Fund

Gartmore GVIT U.S. Growth Leaders Fund

Gartmore GVIT Global Utilities Fund

Gartmore GVIT Global Financial Services Fund

Gartmore GVIT Investor Destinations Aggressive Fund

Gartmore GVIT Investor Destinations Moderately Aggressive Fund

Gartmore GVIT Investor Destinations Moderate Fund

Gartmore GVIT Investor Destinations Moderately Conservative Fund

Gartmore GVIT Investor Destinations Conservative Fund

Dreyfus GVIT International Value Fund

GVIT S&P 500 Index Fund

Gartmore GVIT Developing Markets Fund


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                            GLOBAL CUSTODY AGREEMENT
                                     BETWEEN
                             JPMORGAN CHASE BANK AND
                        GARTMORE VARIABLE INSURANCE TRUST

                         Amended as of January 12, 2006

FUND NAME
American Funds GVIT Growth Fund

American Funds GVIT Global Growth Fund

American Funds GVIT Asset Allocation Fund

American Funds GVIT Bond Fund

GVIT Bond Index Fund

GVIT International Index Fund

GVIT Small Cap Index Fund

GVIT Enhanced Income Fund